Investor Meeting August 15, 2007

Forward-Looking Statements Certain information contained in this presentation may constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. There are a variety of factors, many of which are beyond the company's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the assumptions, expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to: actions and initiatives taken by both current and potential competitors; increases in the prices paid for raw materials and energy; the company's ability to realize anticipated savings and operational benefits from its cost reduction initiatives, including those expected to be achieved under the company's master labor contract with the United Steelworkers (USW) and those related to the closure of certain of the company's manufacturing facilities; whether or not the various contingencies and requirements are met for the establishment of the Voluntary Employees' Beneficiary Association (VEBA) to provide healthcare benefits for current and future USW retirees; potential adverse consequences of litigation involving the company; pension plan funding obligations; as well as the effects of more general factors such as changes in general market or economic conditions or in legislation, regulation or public policy. Additional factors are discussed in the company's filings with the Securities and Exchange Commission, including the company's annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. 3

Agenda 5 Overview Growth Platforms Investment Plans North American Tire Progress Cost Savings Balance Sheet Q&A

Overview Investment Highlights Proven management team with a proven track record / innovative solutions Market leader with strong momentum and attractive growth opportunities attractive market trends well-recognized brand portfolio established dealer network Intense focus on growing core consumer and commercial tire businesses innovative new product engine, supported by integrated marketing strategy increasing investment to support growth leadership in emerging markets Strengthening balance sheet to capitalize on growth, improve competitive position Proven ability to execute on aggressive cost savings initiatives cost savings remain on track leveraging favorable union contract rebalancing global footprint and focusing on supply chain Accelerating pace of change; focus on speed 7

Business Platforms Strong top-line growth capability Step change improvement in cost structure Stronger balance sheet Focus on core businesses Focus on speed 9

Revenue Total Segment Operating Income(a)(b) Segment operating income reconciliations in Appendix on pages 37 & 38. FY 2006 and 1H07 exclude estimated strike impact of $313 million and $39 million, respectively. Note: FY 2003 total segment operating income, as presented, is derived by adding the segment operating income of Goodyear's five tire businesses, as reported. 11 Financial Overview Revenue and Operating Income 2003 2004 2005 2006 1H06 1H07 East 13900 16885 18098 18751 9200 9420 ($ in millions) 2003 2004 2005 2006 1H06 1H07 East 372 831 1060 712 516 535 313 39 1025 574 2003 - 2006 CAGR 40% 2003 - 2006 CAGR 10% Strike impact ($ in millions) $372 $831 $1,060 $ 1,025 $712 $ 574 $516 $535 +2% +11%

Financial Overview Segment Results - Segment Operating Income Note: FY 2006 for North American Tire excludes estimated strike impact of $313 million. Segment operating income reconciliations in Appendix on page 37 13 North American Tire European Union Tire Eastern Europe, Middle East & Africa Tire Latin American Tire Asia Pacific Tire ($ in millions) North American Tire European Union Tire Eastern Europe, Middle East & Africa Tire Latin American Tire Asia Pacific Tire 2003 -103 130 147 149 49 2004 74 253 194 250 60 2005 167 317 198 294 84 2006 80 286 229 326 104 Q2 showed continued earnings growth across segments vs. 2006

Growth Platforms Investment Plans Increase HVA capacity Increase by 40% by 2012 Remaining high-cost plants to be converted to HVA North America: Fayetteville and Gadsden Western Europe and Eastern Europe Latin America and Asia Pacific Expand low-cost capacity in existing plants Increase by 33% (about 25M units) by 2012 Example: Poland (investing $100M over four years) Strategy is to have 50% of total capacity in low-cost countries by 2012 Considering new facility in Eastern Europe Supports low-cost and HVA Market growth opportunity (Consumer and Commercial) Considering new facility in Asia Supports low-cost and HVA Market growth opportunity (Consumer and Commercial) 15

Marketing Investments to Drive Profitable Brand Growth

*Modern Tire Dealer 2006 Brand Share Report Goodyear Brand #1 in US by almost 2x* Growth will be driven by: Impactful new products Marketing effectiveness Leveraging our assets to surround target consumers and drive them to retailers 19

Growth through Product Innovation 4x vs. 2004 Signature Products 21 Collectible Sales

Growth through Effective Marketing New campaign provides significant branded breakout from industry clutter Highest recall of 61 ads (80%)** 100% correct brand recall** 68% planned to take action** Print Record-breaking scores* 3x average awareness* spot Index Testing Average 100 Ad 1 280 Ad 2 320 Ad 3 360 TV *Independent Consumer Advertising Testing ** Popular Mechanics Vista Research, May Issue 23

Leverage Assets To Surround the Consumer 681 PR Placements 14 Minutes of In-Race Air Time Strong Media Payout In-Race Ads Retail Promotions At-Track Presence PR Track Print 25

Dick Vitale Show Stories/Ads in Print Blimp Coverage in 80% of Games Online TV Ads PR Leverage Assets To Surround the Consumer $1.1mm in PR Value #2 Recalled Brand* 2x Recall of #2 Tire Company* * Proprietary Goodyear Post-Tournament Research 27

2003 2004 2005 2006 1H 2007 Share 10.17 10.8 10.83 11.16 11.57 114 index vs. 2003 *North America RMA Data Market Share Momentum 29 Goodyear Brand Market Share

1H 2006 1H 2007 NAT 49 33 39 North American Tire Update on Progress Segment Operating Income Factors Impacting Results Price/mix exceeded raws (+$14M) Branded share growth New product success Pricing actions Lower volume (-$21M) and unabsorbed factory overhead (-$73M), of which: Strike impact of -$39M Non-strike impact of -$55M Cost savings and other (+$103M) Pension Salaried retiree health care SAG 31 Note: 1H 2007 for North American Tire excludes estimated strike impact of $39 million. Segment operating income reconciliation in Appendix on page 38. ($ in millions) $72

North American Tire

Update on Cost Savings

Reflected in 1H 2007

- One month of savings related to Valleyfield plant closure
- Two months of savings related to salaried benefit plan changes
- Minimal USW savings related to $13/hour labor
- No savings related to VEBA

Minimal impact of structural savings

2H 2007 / 2008

- Full $40M run-rate savings related to Valleyfield plant closure
- Tyler closure savings of $50M begins in 2008
- Full $80-$90M run-rate savings related to salaried benefit plan changes
- USW productivity run-rate savings of $115M in 2008
  - $13/hour labor savings of $80M
  - Other productivity savings of $35M
- VEBA savings up to $110M in 2008*

Over $400 million of cost savings yet to be recognized

*Assumes completion by year-end 2007; majority of savings impact North American Tire.

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North American Tire Focus Going Forward Continue to drive products / brand success Rebuild inventory to improve service levels (esp. Kelly and Dunlop) Work to regain lost sales opportunity from strike $40 - $45 million lost operating income in 2H 2007 Drive cost savings Drive supply chain improvements Customer service Cost Working Capital Invest in capacity for increased HVA 35

Target $1.8 - $2.0 billion in gross cost savings by the end of 2009 Cost Savings Savings on Track USW Contract Savings ($250 million by 2009) Business Process Improvements (Productivity, Six Sigma, Lean Manufacturing) Product Reformulation Safety Global high cost footprint strategy Target more than 25 million unit footprint reduction $150 - $250 million cash cost Reduce Footprint Continuous Improvement / USW savings Raw Materials Low Cost Tires Capital Equipment Indirect Purchases Back-office Consolidation Legal Entity Reduction Headcount Rationalization Warehouse Consolidation Selling, Administrative & General Asian / Low-Cost Country Sourcing Savings by 2009: $1.25 - $1.4 billion Progress to Date: More than $500 million Savings by 2009: More than $150 million Announced to Date: $135 million, 21M units Progress to Date: $35 million Savings by 2009: $200 - $300 million Progress to Date: $60 million Note: Excludes cash savings related to capital expenditures Savings by 2009: $200 - $250 million Progress to Date: More than $150 million 37

Cost Savings First Half Cost of Goods Sold 39 **Estimated inflation includes inflation on wages, benefits and indirect materials. Product mix increases cost, but also increases margin *Other includes 2006 Gains/Settlements, 2007 Curtailment charge and accelerated depreciation ($ in millions)

Cost Savings First Half Selling, Administrative & General Expense 41 ($ in millions)

4 Point Cost Savings Plan Impact on COGS Going Forward 43 * Assumes completion by year-end 2007

Balance Sheet Debt Repayment Plan $175 million of 8.625% notes Completed $140 million of 9.00% notes Completed Repay $300 million 3rd Lien Term Loan 8/16/07 Call $650 million secured notes Q108 $100 million 6 3/8% notes mature Q108 Further de-levering being evaluated $315 million "claw-back" 45

Balance Sheet VEBA Update Goodyear, USW, and retiree class counsel finalized documentation for class-action suit Retiree class counsel filed suit on July 3rd Necessary first step Goodyear response filed with court Settlement agreement to follow Delay impacts near-term cost savings 47

Next Stage Metrics 2005 Next Stage Metrics North American Segment Operating Margin 1.8% 5% Total Segment Operating Margin(a) 5.9% 8% Debt(a)(b) 3.2x EBITDA 2.5x EBITDA FY 2005 total segment operating margin and debt reconciliations in Appendix on pages 39 & 40 EBITDA is calculated in accordance with the definition of Consolidated EBITDA in our principal credit facilities, as in effect in 2005 (reconciliation in Appendix on pg 40), and differs from Covenant EBITDA, which is calculated in accordance with our credit facilities amended and restated in April 2007 49 Remain confident in ability to achieve Next Stage Metrics

Summary Proven management team with a proven track record / innovative solutions Market leader with strong momentum and attractive growth opportunities Intense focus on growing core consumer and commercial tire businesses Strengthening balance sheet to capitalize on growth, improve competitive position Proven ability to execute on aggressive cost savings initiatives Accelerating pace of change; focus on speed 51

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Appendix

Leadership Lower Cost Structure Cash is King Leveraged Distribution Build Brand Strength Product Leadership Advantaged Supply Chain Overview 7 Strategic Drivers 57

North American Tire 49 European Union 27 E. Europe, Middle East & Africa 8 Latin America 8 Asia 8 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Replacement Market 71 OE Market 29 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Overview of Goodyear's Sales Note: As of FY 2006. Sales by end market and end user as a percent of units sold of 215 million tires. Sales by geography as a percent of Goodyear's net sales of $18.8 billion. Goodyear tires are sold in two distinct tire markets... ....and stretch around the world ....available in a diverse selection of products... 59 North America 48% European Union 27% E. Europe, Middle East & Africa 8% Latin America 9% Asia Pacific 8% Replacement Market 71% Consumer Tires 90 Commercial Truck 8 Other 2 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Consumer 91% Commercial Truck 8% Other 1% OE Market 29%

Differentiated Business Model Typical Auto Supplier Valuable brand Not applicable World-renowned brand Aftermarket exposure <10% of sales >80% of sales Pricing ability Limited due to dependency on OEMs 10 price increases 2004 to present in U.S. consumer replacement market Time to market Multiple years <1 year EBITDA vs. North American light vehicle production High correlation No statistically significant correlation; other factors driving earnings Product development OE manufacturer driven Consumer driven Unionized hourly workforce United Auto Workers United Steelworkers 61

63 Outlook Full Year 2007 Raw material costs expected to increase 4 - 6% Interest expense of $480 - $500 million Capital expenditures of $750 - $800 million Tax expense about 30% of international segment operating income

2004 2005 2006 2007E Unfunded Pension Obligations 3124 3001 2438 1800 Unfunded OPEB Obligations 3201 2610 2452 800 Significant Reduction in Legacy Obligations Stronger Balance Sheet Legacy Obligations Addressed < $2,600 $4,890 $5,611 $6,325 < ($ in millions) < < a b Assumes VEBA approval process is completed and all appeals are exhausted by year-end. Assumes US discount rate of 6%. 65

Second Quarter 2007 Revenue Per Tire Increase North America 0.06 European Union 0.05 Eastern Europe, Middle East & Africa 0.14 Latin America 0.02 Asia Pacific 0.08 Total Company 0.06 (Y-o-Y, excluding impact of exchange) North America European Union EEMEA Latin America Asia Pacific Total Company 67 Driven by price/mix improvement

Price/Mix versus Raw Materials Note: Reflects tire businesses only. ($ in millions) Price/Mix Raw Materials 2004 587 268 2005 596 526 2006 746 829 1H 07 295 171 69

Raw Material Cost Raw material cost breakdown Raw materials make up about 35% of COGS Note: As of FY 2006. (a) Dependent upon oil. Natural Rubber 25 Synthetic Rubber(a) 24 Carbon Black(a) 12 Fabrics(a) 12 Steel Cord 9 Other(a) 18 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Synthetic Rubber(a) 24% Natural Rubber 25% Carbon Black(a) 12% Steel Cord 9% Other(a) 18% Fabrics(a) 12% 71

Reconciliation for Segment Operating Income / Margin Note: FY 2003 total segment operating income, as presented, is derived by adding the segment operating income of Goodyear's five tire businesses, as reported. Includes professional service fees related to labor negotiations, capital structure, acquisitions and divestitures in 2006 and 2005, Sarbanes Oxley and restatement in 2004. Includes primarily pension and retiree medical costs, corporate administrative costs and royalty income. Twelve Months Ended December 31 2004 2005 2006 $831 $1,060 $712 (40) (43) (271) (7) (4) (88) (368) (408) (447) (20) (21) 2 (58) (95) (111) (117) (109) (40) (53) (9) (26) (76) (17) (12) (3) (11) (39) 145 43 1 (6) 13 (11) 33 58 86 (6 4 ) (46) (40) (21) (54) (29) 176 357 (313) (162) (233) (60) 101 115 4 3 - (11) - $115 $228 $(330) 115 228 (330) 16,885 18,098 18,751 0.7% 1.3% (1.8)% 4.9% 5.9% 3.8% ($ in millions) Total Segment Operating Income Rationalizations and asset sales Accelerated depreciation, asset impairment and asset write-offs - Interest expense Foreign currency exchange Minority interest in net income of subsidiaries Financing fees General and product liability - discontinued products Professional fees(a) Corporate incentive and stock based compensation plans Net insurance settlement gains Intercompany profit elimination Interest income Retained net expense of discontinued operations(b) Other Income (loss) from continuing operations before income taxes United States and foreign taxes Discontinued operations Cumulative effect of accounting change, net of income taxes and minority interest Net Income (Loss) Net Income (Loss) Sales Return on Sales Total Segment Operating Margin 73

Reconciliation for Segment Operating Income / Margin 75

Reconciliation for Segment Operating Income / Margin Note: As stated, does not reflect Engineered Products Division as discontinued operations. (a) Includes professional service fees related to labor negotiations, capital structure, acquisitions and divestitures in 2005. Total Segment Operating Income Rationalizations and asset sales Accelerated depreciation, asset impairment and asset write-offs Interest expense Foreign currency exchange Minority interest in net income of subsidiaries Financing fees General and product liability-discontinued products Professional fees (a) Corporate incentive and stock based compensation plans Net insurance settlement gains Intercompany profit elimination Interest income Other Income (loss) before income taxes and cumulative effect of accounting change United States and foreign taxes on income (loss) Net Income (Loss) Before Cumulative Effect of Accounting Change Cumulative effect of account change, net of income taxes and minority interest Net Income (Loss) $1,164 (47) (5) (411) (22) (95) (109) (9) (25) (11) 43 13 59 (56) $489 (250) 239 (11) $228 Net Income (Loss) $228 Sales $19,723 Return on Sales 1.2% Total Segment Operating Margin 5.9% ($ in millions) Twelve Months Ended December 31, 2005 77

Reconciliation for Debt / Consolidated EBITDA Note: Amounts include Engineered Products Division. ($ in millions) Twelve Months Ended December 31, 2005 Net Income (Loss) Consolidated Interest Expense U.S. and Foreign Taxes on Income Depreciation and Amortization Expense Cumulative Effect of Accounting Change EBITDA Credit Agreement Adjustments: Other (Income) and Expense Minority Interest in Net Income of Subsidiaries Consolidated Interest Expense Adjustment Rationalizations Consolidated EBITDA Total Debt Long-term Debt and Capital Leases Long-term Debt and Capital Leases due within one year Notes Payable and Overdrafts Total Debt Total Debt / Consolidated EBITDA $228 411 250 630 11 $1,530 70 95 5 11 $1,711 $4,742 448 217 $5,407 $5,407/$1,711= 3.2x 79